Exhibit 10.8

FIRST AMENDMENT OF AGREEMENT FOR PURCHASE AND SALE OF REAL ESTATE

THIS FIRST AMENDMENT OF AGREEMENT FOR PURCHASE AND SALE OF REAL ESTATE (this “Amendment”) is made and entered into as of June 10, 2015 (the “Amendment Effective Date”), by and among GPT ML OWNER 1 LLC, GPT ML OWNER 2 LLC, GPT SUMMERLIN OWNER LLC, GPT COLORADO SPRINGS OWNER LLC, GPT RESTON OWNER LLC and GPT MANSFIELD OWNER LLC, each a Delaware limited liability company (collectively, “Purchaser”), and LTF HOLDINGS, INC., a Delaware corporation (“Seller”).

RECITALS

A.Purchaser is the purchaser and Seller is the seller pursuant to that certain Agreement for Purchase and Sale of Real Estate, dated as of May 15, 2015 (the “Agreement”; capitalized terms not otherwise defined herein shall have the meanings ascribed to such words in the Agreement, except that where this Amendment provides or modifies any such term, the definition set forth in this Amendment shall apply to the term as used in this Amendment and as used in the Agreement, as modified).

B.Pursuant to Section 1.2 of the Agreement, Seller has the right to restructure the Transaction, in whole or in part, as a transfer to Purchaser of the ownership of the equity, partnership, or membership interest in any entity or entities that directly owns any Property or Properties (an “Entity Purchase”), and Seller has exercised such right with respect to the Properties listed as Summerlin, Colorado Springs, Centennial, Reston, Canton Township, Deerfield Township, Collierville, South Tulsa and Mansfield on Schedule I to the Agreement (the “Designated Properties”).

C.Seller and Purchaser desire to agree to the terms, procedures and conditions pursuant to which the transfer of the Designated Properties as an Entity Purchase rather than as an asset transfer by deed shall take place, and such agreement with respect to such terms, procedures and conditions is set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and upon and subject to the terms and conditions hereinafter set forth, Seller and Purchaser agree as follows:

ARTICLE I. SALE AND TRANSFER OF PURCHASED INTERESTs

1.1 Upon all the terms and subject to all of the conditions contained herein, in lieu of acquiring the Designated Properties by Deeds, Purchaser hereby agrees to purchase and acquire, and Seller hereby agrees to cause LTF Real Estate Company, Inc., a Minnesota corporation (“Seller Holdco”), a wholly owned subsidiary of LTF, to sell, transfer, assign, convey and deliver, or cause to be sold, transferred, assigned, conveyed, and delivered, to GPT Property Trust LP, a Delaware limited partnership, one hundred percent (100%) of the membership

First Amendment to PSA (Gramercy)

interests (each, a “Purchased Interest” and collectively, the “Purchased Interests”) in the entities listed on Schedule 1 attached hereto (the “Purchased Entities”).

1.2 The parties acknowledge and agree that the conveyance by LTF Real Estate MN-FL, LLC, a Delaware limited liability company, of the Property located at 6233 Baker Road, Eden Prairie, Minnesota to GPT LF ML 2 Owner LLC, a Delaware limited liability company, will occur immediately after the transfer of the Purchased Interest to Purchaser at Closing.

ARTICLE II. ADDITIONAL CONDITIONS PRECEDENT TO CLOSING
2.1 On the Closing Escrow Date, the corporate organizational chart of the Purchased Entities shall be represented by the diagram attached as Schedule 2.1 (the “Post-Closing Organizational Chart”).
2.2 Section 6.1.1 of the Agreement is hereby modified to add the following obligations of Seller:

“M.    Four (4) original counterparts of an assignment and assumption of Purchased Interests conveying the Purchased Interests to Purchaser, substantially in the form attached hereto as Exhibit “K” (the “Assignment of Purchased Interests”);

N.A certified copy of (a) the Certificate of Formation (and any amendments thereto) of each of the Purchased Entities, (b) a certificate of good standing for each of the Purchased Entities issued by the Secretary of State of the State of Delaware, (c) the limited liability company operating agreements (and any amendments thereto) of each of the Purchased Entities, with copies of each operating agreement being attached hereto as Schedule 6.1.1(n) and incorporated by reference herein and (d) a certificate of good standing or authority to transact business for each of the Purchased Entities issued by the Secretaries of State of the states in which the Designated Properties owned by the Purchased Entities are located;

O.An original of each ALTA extended coverage owner’s title insurance policy issued and delivered on the Closing Date by the Title Company for each of the Designated Properties owned by a Purchased Entity, with liability in the full amount of the Individual Value allocated to such Designated Properties, insuring fee simple title to such Designated Properties in the name of such Purchased Entity, each in the form of the applicable Marked Commitment and including in each case a non-imputation endorsement (the “Purchased Interest Title Policies”); and.”

2.3 Section 6.2.1 of the Agreement is hereby modified to add the following obligation of Purchaser:

“J.Four (4) original counterparts of the Assignment of Purchased Interests.”

Failure to Satisfy Conditions Precedent

.  Escrowee shall acknowledge immediately in writing (which may be delivered by email) to Purchaser and Seller when it has received all of the items in this Article II.  If Seller does not satisfy or cause to be satisfied, as the case may be, all of the above conditions of Seller in this Article II on the Closing Escrow Date for any or no reason, then Seller shall have no liability therefor, and the Transaction shall then be

First Amendment to PSA (Gramercy)

consummated in accordance with the terms of the Agreement as though Seller never exercised its right under Section 1.2 of the Agreement to restructure the Transaction as an Entity Purchase.  In such case, Seller shall sell or cause to be sold to Purchaser and Purchaser shall purchase from Seller the Properties on Closing Date by the Deeds, including, without limitation, to the Designated Properties, in accordance with the terms of the Agreement as though unmodified by this Amendment or by any exercise by Seller of its rights under Section 1.2 of the Agreement.

ARTICLE III. Representations AND Warranties

3.1 Additional Representations.   Section 9.1 of the Agreement is hereby modified to add the following representations and warranties of Seller, all of which shall be included within the term “Seller Warranties” as defined in Section 9.2 of the Agreement and this new Section 9.1.10 shall survive the Closing:

“9.1.10As of the Closing Date, Seller represents and warrants that:

(a) Capitalization.  The Post-Closing Organizational Chart is true, correct and complete in all respects.  Each Purchased Entity has been duly organized, is validly existing, and is in good standing as a Delaware limited liability company.  Each Purchased Entity is in good standing and is qualified to do business in the state in which such Purchased Entity’s Designated Properties are located. Seller Holdco is the direct holder of 100% of the membership interests (and beneficial interests) in each Purchased Entity other than GPT Canton Subowner LLC, a Delaware limited liability company (“LTF Michigan Subowner”), free and clear of all liens, encumbrances, claims or liabilities of any kind or nature.  GPT LF ML 1 Owner LLC, a wholly owned subsidiary of Seller Holdco (“LTF Michigan Owner”), is the direct holder of 100% of the membership interests and (beneficial interests) in LTF Michigan Subowner, free and clear of all liens, encumbrances, claims or liabilities of any kind or nature.  There are no membership interests in any of the Purchased Entities other than the interests directly owned by Seller Holdco and, with respect to LTF Michigan Subowner, interests directly owned by LTF Michigan Owner and there has been no amendment or other modification to the operating agreement of such Purchased Entity except as disclosed to Purchaser, nor has there been any revocation or termination of the same.  No Purchased Entity owns, directly or indirectly, any capital stock or other ownership interests in any person or entity other than the ownership interests in LTF Michigan Subowner directly owned by LTF Michigan Owner.  There are no outstanding options, warrants, calls, rights, commitments or agreements obligating LTF, Seller Holdco or any Purchased Entity to issue, deliver or sell any membership interests or other equity interests or beneficial interests in a Purchased Entity, and there are no outstanding securities or other rights which are convertible or exchangeable into any shares, membership interests or other equity interests or beneficial interests in such Purchased Entity. None of LTF, Seller Holdco nor any such Purchased Entity is subject to any obligation to repurchase or otherwise acquire or retire or to register any shares, membership interests or any other equity interest or beneficial interest in such Purchased Entity. None of LTF, Seller Holdco nor LTF Michigan Owner is a party to any equity holder, member, operating, voting or similar arrangements with respect to any shares, membership interests or any other equity interests or beneficial interests in a Purchased Entity and has not granted a proxy, power of attorney or other authority with respect to any shares, membership interests or any other equity of any Purchased Entity to any other person or entity.

First Amendment to PSA (Gramercy)

No action has been taken to affect a dissolution or in contemplation of a dissolution of such Purchased Entity.  None of LTF, Seller Holdco nor LTF Michigan Owner has committed or obligated itself in any manner whatsoever to sell the Purchased Interests to any party other than Purchaser, including any interests in the Purchased Entity, or the Designated Properties owned by the Purchased Entity.  None of the membership interests of the Purchased Entities have been certificated and no Purchased Entity has opted into Article 8 of the Uniform Commercial Code.  True, complete, and correct copies of the organizational documents of the Purchased Entities have been delivered by the Seller to the Purchaser on or prior to the Closing Escrow Date.  The Purchased Interests were issued in compliance with the organizational documents of the Purchased Entities and were not issued (i) subject to any preemptive, subscription, conversion or similar rights of any person or (ii) in violation of any agreement or applicable law (including, without limitation, the Securities Act of 1933, as amended, or any state securities laws).

(b) Ownership of Properties.  The only assets held by any of the Purchased Entities are (i) the Designated Properties set forth opposite such Purchased Entity’s name on Schedule 1.1 attached hereto, which Purchased Entity solely owns the Designated Property set forth opposite such Purchased Entity’s name on Schedule 1.1 and (ii) with respect to LTF Michigan Owner, the membership interests in LTF Michigan Subowner.  No Purchased Entity has engaged in any business other than the business of directly owning its Designated Properties other than, with respect to LTF Michigan Owner, the equity of LTF Michigan Subowner.

(c) Litigation and Bankruptcy.  There is no action, suit, claim, complaint, demand, administrative or other proceeding, charge, grievance, dispute, assertion, arbitration or investigation pending or threatened in writing against any Purchased Entity.  There are no pending Bankruptcy proceedings involving any Purchased Entity in which such Purchased Entity is a debtor.  Prior to the date hereof, no Purchased Entity has been a debtor under any type of Bankruptcy proceeding.  No Purchased Entity has received, during the last 12 months, any court filing, formal written charge or complaint or written request for arbitration, mediation, administrative hearing or similar legal or quasi-legal proceeding with respect to the Purchased Entity, its Designated Properties, or the operation of the Purchased Entity’s business, which has not been resolved, settled or dismissed with prejudice. No injunction, decree, order, writ or judgment is outstanding with respect to any Purchased Entity or the membership interests of any Purchased Entity and to Seller’s actual knowledge, no event has occurred or circumstance exists that could give rise to or serve as a basis for the commencing of any such action.

(d) Obligations.  None of Seller, LTF, Seller Holdco nor LTF Michigan Owner has entered into any contracts, subcontracts or agreements of any kind affecting the Purchased Interests which will be binding upon Purchaser or any Purchased Entity after the Closing, other than the Leases.  No Purchased Entity is a party to, or restricted by any provisions within, any credit agreement, loan, bond, mortgage, indenture, lease, permit, concession, franchise, license, other contract, agreement or instrument regarding the assignment of the interests in the Purchased Entity.  At Closing, no Purchased Entity shall have any Pre-Existing Liabilities other than those that were contemplated if the Designated Properties were conveyed to Purchaser by Deed as originally contemplated by the Agreement.

(e) Employees. No Purchased Entity (or any predecessor) has or has ever had any employees.

First Amendment to PSA (Gramercy)

(f) No Financial Statements. No Purchased Entity maintains its own financial statements.
(g) Directors and Officers. No Purchased Entity (or any predecessor) has or has ever had any directors, officers or managers.

(h) Books and Records.  The books and records of each of the Purchased Entities, true, correct and complete copies of which shall be delivered to Purchaser at Closing have been maintained to reflect their assets and liabilities and in accordance with commercially accepted business practices, including the maintenance of a system of internal controls adequate for the size, operations and business of the Purchased Entities to provide reasonable assurances that (a) transactions are recorded as necessary to permit the preparation of financial statements in conformity with GAAP and (b)  accounts, notes and other receivables and inventory are recorded accurately.

(i) Tax Matters.

(i) Each Purchased Entity has timely filed with the appropriate governmental authority all federal, state, local and non-U.S. Tax Returns required to be filed by or on behalf of such Purchased Entity, taking into account any extensions of time within which to file such Tax Returns permitted by law, and all such Tax Returns were complete and correct in all respects.  Each Purchased Entity has duly paid (or there has been paid on their behalf) all Taxes (as defined below) required to be paid by it, whether or not shown on any Tax Return.  No Purchased Entity currently is the beneficiary of any extension of time within which to file any Tax Return. No claim has ever been made by an authority in a jurisdiction where any Purchased Entity does not file Tax Returns that such Purchased Entity is or may be subject to taxation by that jurisdiction.   “Tax Return” or “Tax Returns” means any return, declaration, report, claim for refund or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof, required to be filed with a Tax Authority.  “Tax Authority” means any governmental authority having jurisdiction over the assessment, determination, collection or other imposition of Taxes.

(ii) There are no audits, examinations or investigations by any governmental authority or other proceedings pending or, to the knowledge of the Seller, threatened with regard to any Taxes or Tax Returns of any Purchased Entity; (ii) no deficiency for Taxes of any Purchased Entity has been claimed, proposed or assessed in writing or, to the knowledge of the Seller, threatened, by any Tax Authority, which deficiency has not yet been settled except for such deficiencies which are being contested in good faith; (iii) no Purchased Entity has waived any statute of limitations with respect to the assessment of Taxes or agreed to any extension of time with respect to any Tax assessment or deficiency for any open tax year; and (iv) no Purchased Entity has entered into any “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or foreign income tax law). The Seller has made available to Purchaser true and correct copies of any Tax Returns (including, for the avoidance of doubt, any amended Tax Returns), if any, filed by or on behalf of any Purchased Entity at any time since it became directly or indirectly owned by the Seller.

First Amendment to PSA (Gramercy)

(iii) To the extent applicable, each Purchased Entity has complied, in all material respects, with all applicable Laws relating to the payment and withholding of Taxes (including withholding of Taxes pursuant to Sections 1441, 1442, 1445, 1446, 1471-1474 and 3402 of the Code or similar provisions under any state, local and foreign laws) and have duly and timely withheld and, in each case, have paid over to the appropriate taxing authorities all material amounts required to be so withheld and paid over on or prior to the due date thereof under all applicable laws, including all Taxes required to have been withheld and paid by it in connection with amounts paid or owing to any independent contractor, creditor, member or any third party.

(iv) There are no liens for Taxes upon any property or assets of any Purchased Entity except liens for Taxes not yet delinquent or that are being contested in good faith by appropriate proceedings and for which adequate reserves have been established in accordance with GAAP.

(v) There are no Tax allocation or sharing agreements or similar arrangements with respect to or involving any Purchased Entity, and after the Closing Date no Purchased Entity shall be bound by any such Tax allocation agreements or similar arrangements or have any liability thereunder for amounts due in respect of periods prior to the Closing Date.

(vi) No Purchased Entity has requested, has received or is subject to any written ruling of a governmental authority or has entered into any written agreement with a governmental authority with respect to any Taxes.

(vii) No Purchased Entity (i) has been a member of an affiliated, combined or consolidated group filing a consolidated federal income Tax, (ii) has become a successor to any entity by way of merger, liquidation or other transaction, or (iii) has any liability for the Taxes of any person under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law), as a transferee or successor, by contract, or otherwise.

(viii) No written power of attorney that has been granted by any Purchased Entity currently is in force with respect to any matter relating to Taxes.

(ix) At all times since its formation, each Purchased Entity is and has been properly classified for U.S. federal and applicable state and local income Tax purposes as “disregarded as an entity separate from its owner,” Seller, within the meaning of Treasury Regulation § 301.7701-2(c)(2)(i).

(x) No Purchased Entity will be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any: (A) change in method of accounting for a taxable period ending on or prior to the Closing Date; (B) use of an improper method of accounting for a taxable period ending on or prior to the Closing Date; (C) “closing agreement” as described in (or any corresponding or similar provision of state, local, or non-U.S. income Tax law) executed on or prior to the Closing Date; (D) intercompany transaction or excess loss account described in Treasury Regulations under Code §1502 (or any

First Amendment to PSA (Gramercy)

corresponding or similar provision of state, local, or non-U.S. income Tax law); (E) installment sale or open transaction disposition made on or prior to the Closing Date; (F) prepaid amount received on or prior to the Closing Date; or (G) election under Code §108(i).

(xi) Each Purchased Entity did at no time and does not own any partnership interests, limited liability company interests, stocks, notes or other securities within the meaning of the Investment Company Act of 1940 except for interests in other Purchased Entities.

(xii) No Purchased Entity has been a party to any transaction that gives rise to (1) a registration obligation with respect to any person under Section 6111 of the Code of the Treasury Regulations thereunder, (2) a list maintenance obligation with respect to any person under Section 6112 of the Code or the Treasury Regulations thereunder, or (iii) a disclosure obligation as a “reportable transaction” under Section 6011 of the Code and the Treasury Regulations thereunder, or any other transaction requiring disclosure under analogous provisions of state, local or foreign Tax law.  If any Purchased Entity has entered into any transaction such that, if the treatment claimed by it were to be disallowed, the transaction would constitute a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code, then there is substantial authority for the federal tax treatment of such transaction within the meaning of Section 6662(d) of the Code.

(j)ERISA.  None of the Purchased Entities hold the “plan assets” of any “benefit plan investor” as defined by Section 3(42) of ERISA.”

ARTICLE IV. INDEMNITY

4.1 Indemnification.  Life Time Fitness, Inc., a Minnesota corporation (“Indemnitor”) agrees to indemnify, hold harmless and defend the Indemnified Parties for, from and against any and all Losses incurred by any of the Indemnified Parties in connection with or arising from:

(a) any direct or indirect indebtedness, accounts payable, liabilities, claims, losses, damages, deficiencies, obligations or responsibilities of the Purchased Entities incurred, or that relate to matters that occurred, prior to the Closing and which are not paid by the Purchased Entities prior to or at the Closing (collectively, the “Pre-Existing Liabilities”), regardless of whether the Pre-Existing Liabilities are known or unknown, liquidated or unliquidated, accrued, absolute, contingent or otherwise, and whether or not of a kind required by generally accepted accounting principles to be set forth on a financial statement; provided, however, that, Indemnitor’s indemnity with respect to Pre-Existing Liabilities shall be limited only to those Pre-Existing Liabilities to which any of the Indemnified Parties is exposed solely as a result of the Entity Purchase;

(b) all liability for Taxes of any of the Purchased Entities for any Tax period ending on or prior to the Closing Date and the portion of any Straddle Period ending on the end of the day on the Closing Date;

(c) all liability incurred as a result of a breach of any of the representations and warranties set forth in Section 9.1.10;

First Amendment to PSA (Gramercy)

(d) all liability for Taxes imposed on an Indemnified Party relating to the transfer of the Designated Properties to the Purchased Entities; or

(e) all liability for Taxes imposed on an Indemnified Party relating to the transfer of any membership interests in the Purchased Entities to Purchaser, including any Taxes imposed as a result of a taxing authority in any jurisdiction characterizing, or seeking to characterize, the Transaction as being taxable under applicable real property transfer or recordation tax laws or regulations to the extent Seller would be responsible for such Taxes under Section 10.1 of the Agreement; it being understood and agreed that in no event shall Indemnitor be liable for any Taxes that Purchaser is otherwise responsible to pay under Section 10.2 of the Agreement.

4.2 Definitions. For purposes of this Article IV:

(a) “Indemnified Parties” means (1) GPT ML Owner I LLC, GPT ML Owner 2 LLC, GPT Summerlin Owner LLC, GPT Colorado Springs Owner LLC, GPT Reston Owner LLC, GPT Mansfield LLC and Gramercy Property Trust Inc. (all of the foregoing being the “GPT Entities”), (2) the respective directors, officers, shareholders, trustees, beneficial owners, partners and members of any of the GPT Entities and (3) all employees, agents, servants, representatives, contractors, subcontractors, affiliates, subsidiaries, participants, successors and assigns of any of the foregoing, including, but not limited to, any successors by merger, consolidation or acquisition of all or a substantial portion of the assets and business of any of the GPT Entities, as applicable.

(b) “Losses” means any and all claims, suits, liabilities (including, without limitation, strict liabilities), actions, proceedings, obligations, debts, damages, losses, costs, expenses, diminutions in value, fines, penalties, interest, charges, fees, expenses, judgments, awards, amounts paid in settlement and damages of whatever kind or nature (including, without limitation, reasonable attorneys’ fees, court costs and other costs of defense).

(c) “Straddle Period” means any tax period beginning before the Closing Date and ending after the Closing Date.

(d) “Taxes” means any federal, state, local or non-U.S. net income, gross income, gross receipts, windfall profits, severance, production, sales, use, transfer, gains, license, excise, franchise, employment, payroll, withholding (which includes, without limitation, income, payroll tax, foreign withholding, backup withholding, and any other withholding obligation imposed by the Code or other applicable law), value added, estimated, alternative minimum, add on minimum, stamp, occupation, premium, windfall profits, environmental, capital stock, profits, social security (or similar), unemployment, disability, registration, real estate or personal property tax, or any other tax, custom, duty, governmental fee or other like assessment or charge of any kind whatsoever, together with any interest or any penalty, addition to tax or additional amount imposed by any government or governmental agency, foreign or domestic, with respect thereto, whether disputed or not and including any obligations to indemnify or otherwise assume or succeed to the Tax liability of any other Person.

First Amendment to PSA (Gramercy)

4.3 Purchaser Covenant.  Purchaser shall not dissolve GPT Canton SubOwner LLC  prior to one (1) Business Day after the Closing Date.  Notwithstanding anything to the contrary in this Agreement, in no event shall the indemnity provided by Indemnitor pursuant to Section 4.1 above apply to any Losses incurred by any of the Indemnified Parties as a result of the breach of the covenant in the preceding sentence by Purchaser, and Purchaser shall indemnify LTF and its affiliates for any Losses incurred as a result of the breach of such covenant.

4.4 Survival. The provisions of this Article IV shall survive Closing.
ARTICLE V. STRADDLE PERIOD TAX RETURNS

5.1 Straddle Period Tax Returns.  With respect to any Tax returns that may be required to be filed by any of the Purchased Entities for any Straddle Period (“Straddle Period Tax Returns”), Purchaser shall prepare, or cause to be prepared, such Straddle Period Tax Returns in a manner consistent with the prior practices of the applicable Purchased Entity, except to the extent required otherwise by applicable law.  In connection with Purchaser’s preparation of Straddle Period Tax Returns, Seller shall promptly cause the applicable Purchased Entity to provide to Purchaser all Tax information reasonably requested by Purchaser to enable Purchaser to prepare such Straddle Period Tax Returns.  Purchaser shall provide each such Straddle Period Tax Return to Seller at least 15 days prior to the date on which such Straddle Period Tax Return is required to be filed by Purchaser (taking into account all extensions properly obtained), for Seller’s review and approval, which shall not be unreasonably withheld, conditioned or delayed.  Purchaser shall provide or shall cause to be provided promptly to Seller all Tax information reasonably requested by Seller to enable Seller to review such Straddle Period Tax Returns and shall reasonably cooperate with Seller to cause such Straddle Period Tax Returns to be modified as necessary to incorporate Seller’s reasonable comments to such Straddle Period Tax Returns.  Purchaser shall file or cause to be filed when due (taking into account all extensions properly obtained) all Straddle Period Tax Returns.  The provisions of this Section 5.1 shall survive Closing.

ARTICLE VI. MISCELLANEOUS
No Other Changes

.  Except for the foregoing changes to the Agreement, the parties ratify and confirm the Agreement.  Purchaser and Seller acknowledge and agree that the Agreement, as hereby amended, is in full force and effect in accordance with its terms.  Wherever the Agreement refers to the Agreement, such reference shall be deemed to refer to the Agreement as modified by this Amendment.

Mutual Drafting

.  Each party hereto has participated in the drafting of this Amendment, which each party acknowledges is the result of extensive negotiations between the parties.  In the event of any ambiguity or question of intent arises, this Amendment shall be construed as if drafted jointly by the parties and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Amendment.

First Amendment to PSA (Gramercy)

Authority

.  Each party represents and warrants that it has the legal power and authority to enter into this Amendment without consent or approval by any third party, and that this Amendment is a valid, legal, and binding obligation of such party enforceable in accordance with its terms.

Further Assurances

.  Each party shall take such further actions as shall be reasonably necessary from time to time to implement and effectuate the intentions of the parties expressed in this Amendment.

Amendments

.  The Agreement and this Amendment may not be further amended, discharged or terminated except by a written instrument executed by the parties.

Counterparts

.  This Amendment may be executed in any number of counterparts which together shall constitute the Amendment.  Executed signature pages of this Amendment transmitted by facsimile or electronic mail shall be valid and binding as original signatures and shall be considered an agreement of the respective parties to execute fully and deliver originally signed copies of this Amendment.

6.1 Governing Law; Venue; Service of Process; Waiver of Jury Trial

(a) THIS AMENDMENT AND ANY DISPUTES, CLAIMS OR CONTROVERSY ARISING OUT OF OR RELATING TO THIS AMENDMENT (WHETHER SOUNDING IN CONTRACT OR TORT LAW) SHALL BE GOVERNED BY THE LAW OF THE STATE OF MINNESOTA WITHOUT REGARD TO CONFLICT OF LAW PRINCIPLES.

(b) EACH OF PURCHASER AND SELLER IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF ANY MINNESOTA STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE COUNTY OF HENNEPIN OR RAMSEY, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT (WHETHER SOUNDING IN CONTRACT OR TORT LAW), OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH MINNESOTA STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT.  EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

(c) EACH OF PURCHASER AND SELLER HEREBY IRREVOCABLY CONSENTS TO SERVICE OF PROCESS BY MAIL, PERSONAL SERVICE OR IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW, AT THE ADDRESS SPECIFIED IN SECTION 13 OF THE AGREEMENT.

First Amendment to PSA (Gramercy)

(d) EACH OF PURCHASER AND SELLER HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THIS AMENDMENT, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS.  EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 6.7(D).  EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

[The remainder of this page is intentionally left blank; signature page(s) follows.]

First Amendment to PSA (Gramercy)

IN WITNESS WHEREOF, the parties have executed this Amendment as of the Amendment Effective Date and such date shall be deemed the date of this Amendment.

PURCHASER:	SELLER:

First Amendment to PSA (Gramercy)

GPT ML OWNER 1 LLC,

a Delaware limited liability company

By:  /s/ Benjamin P. Harris

Name:  Benjamin P. Harris

Title:   President

GPT ML OWNER 2 LLC,

a Delaware limited liability company

By:  /s/ Benjamin P. Harris

Name:  Benjamin P. Harris

Title:   President

GPT SUMMERLIN OWNER LLC,

a Delaware limited liability company

By:  /s/ Benjamin P. Harris

Name:  Benjamin P. Harris

Title:   President

GPT COLORADO SPRINGS OWNER LLC,

a Delaware limited liability company

By:  /s/ Benjamin P. Harris

Name:  Benjamin P. Harris

Title:   President

GPT RESTON OWNER LLC,

a Delaware limited liability company

By:  /s/ Benjamin P. Harris

Name:  Benjamin P. Harris

Title:   President

GPT MANSFIELD OWNER LLC,

a Delaware limited liability company

By:  /s/ Benjamin P. Harris

Name:  Benjamin P. Harris

Title:   President

LTF HOLDINGS, INC., a Delaware corporation By:/s/ J. Kristofer Galashan Name: J. Kristofer Galashan Its: President

For purposes of Section 4.1 of this Amendment:

JOINDER BY LIFE TIME FITNESS, INC.

2

First Amendment to PSA (Gramercy)

LIFE TIME FITNESS, INC., a Minnesota corporation, hereby agrees to the provisions of Article IV of this Amendment.

LIFE TIME FITNESS, INC., a Minnesota corporation

By: /s/ John Heller

Name: John Heller

Title:  Treasurer

3

First Amendment to PSA (Gramercy)

JOINDER BY ESCROWEE

Fidelity National Title Insurance Company joins this Amendment for the purposes of agreeing to act as Escrowee in accordance with the terms of the Escrow Agreement as modified by the terms of this Amendment.

FIDELITY NATIONAL TITLE INSURANCE COMPANY

By: /s/ Eric Wexler

Name: Eric Wexler

Title: Authorized Signatory

4

First Amendment to PSA (Gramercy)

Schedule 1

PURCHASED ENTITIES

Designated Properties	Address	Purchased Entity	Current Owner
Summerlin	10721 West Charleston Boulevard, Summerlin, NV 89135	GPT West Charleston Blvd Owner LLC	LTF Real Estate Company Inc.
Colorado Springs	4410 Royal Pine Drive, Colorado Springs, CO 80920	GPT Royal Pine Drive Owner LLC	LTF Real Estate Company Inc.
Reston	1757 Business Center Drive, Reston, VA 20190	GPT Business Center Drive Owner LLC	LTF Real Estate Company Inc.
Deerfield Township Collierville	8310 Wilkens Blvd, Deerfield Township, OH 45040 3470 Houston Levee Road, Collierville, TN 38139	GPT LF ML1 Owner LLC	LTF Real Estate Company Inc.
Centennial South Tulsa	5000 E Dry Creek Road, Centennial, CO 80122 10642 South Memorial Dr., Bixby, OK 74133	GPT LF ML2 Owner LLC	LTF Real Estate Company Inc.
Canton Township	1700 Haggerty Road North, Canton, MI 48187	GPT Canton SubOwner LLC	GPT LF ML1 Owner LLC
Mansfield	1551 E. Debbie Lane, Mansfield, TX 76063	GPT E Debbie Lane Owner LLC	LTF Real Estate Company Inc.

First Amendment to PSA (Gramercy)

NY\7086124.6

Schedule 2.1

PURCHASED ENTITIES’ ORGANIZATIONAL CHART

Life Time Fitness, Inc.
100% (indirectly)
LTF Real Estate Company, Inc.
100%
GPT West Charleston Blvd Owner LLC
100%
Summerlin, NV
100%
GPT Royal Pine Drive Owner LLC
100%
Colorado Springs, CO
100%
GPT Business Center Drive Owner LLC
100%
Reston, VA
100%
GPT E Debbie Lane Owner LLC
100%
Mansfield, TX
100%
GPT LF ML1 Owner LLC
100%
Deerfield, OH
Collierville, TN
100%
GPT LF ML2 Owner LLC
100%
Centennial, CO
South Tulsa, OK
100%
GPT Canton SubOwner LLC
*
100%
Canton Township, MI

* On the Closing Date, 100% of the limited liability company interests in GPT Canton SubOwner LLC will be owned by GPT LF ML1 Owner LLC.

 First Amendment to PSA (Gramercy)

NY\7086124.6

Schedule 6.1.1(N)

LLC OPERATING AGREEMENTS OF PURCHASED ENTITIES

[see ATTACHED]

 First Amendment to PSA (Gramercy)

NY\7086124.6

Exhibit “K”
Form of Assignment of PURCHASED INTERESTS

ASSIGNMENT OF LIMITED LIABILITY COMPANY INTERESTS,

ASSUMPTION AND AGREEMENT

This Assignment of Limited Liability Company Interests, Assumption and Agreement (this “Agreement”) is made and executed as of this [    ] day of June, 2015, by and between LTF Real Estate Company, Inc. a Minnesota corporation (“Seller”), and [_________], a Delaware limited liability company (“Purchaser”).

Background

WHEREAS, pursuant to that certain Agreement for Purchase and Sale of Real Estate dated as of May 15, 2015, by and between LTF Holdings, Inc. (“Holdings”) and GPT ML Owner 1, LLC, GPT ML Owner 2, LLC, GPT Summerlin Owner LLC, GPT Colorado Springs Owner LLC, GPT Reston Owner LLC and GPT Mansfield Owner LLC, collectively, as purchaser, as amended by that First Amendment of Agreement for Purchase and Sale of Real Estate dated as of May [__], 2015 (as amended, the “Purchase and Sale Agreement”), Holdings has agreed to sell or cause Seller to sell to Purchaser and Purchaser has agreed to purchase from the Seller, all of the right, title and interest of the Seller in and to the Purchased Interests, as that term is defined in the Purchase and Sale Agreement, for the consideration in the amount and on the terms provided therein;

WHEREAS, the Seller owns 100% of the outstanding limited liability membership interests (collectively, the “Purchased Interests”) in each of the entities set forth on Exhibit A; and

WHEREAS, pursuant to the Purchase and Sale Agreement, the Seller desires to deliver to Purchaser such instruments of sale, transfer, conveyance, assignment and delivery as are required to vest in Purchaser all of the Seller’s right, title and interest in and to the Purchased Interests.

Agreement

NOW THEREFORE, in consideration of the premises and of the mutual representations, warranties, covenants and agreements set forth herein and in the Purchase and Sale Agreement, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.Capitalized Terms.  All capitalized terms used and not otherwise defined in this Agreement shall have the meanings ascribed to them in the Purchase and Sale Agreement.

2.Sale and Transfer of the Purchased Interests.  As of the date of this Agreement, the Seller hereby sells, conveys, assigns, transfers and delivers to Purchaser all of the Seller’s rights, title and interests in and to the Purchased Interests, free and clear of all liens (other than

 First Amendment to PSA (Gramercy)

NY\7086124.6

restrictions on transfer by Purchaser imposed under applicable securities laws and the Permitted Exceptions).

3.Assumption.Purchaser hereby receives, accepts and assumes from the Seller the Purchased Interests, including all rights and obligations, duties and responsibilities arising from the ownership of the Purchased Interests, effective as of the date hereof.

4.Purchase and Sale Agreement.  Nothing in this Agreement shall be deemed to supersede, diminish, enlarge or modify any of the provisions of the Purchase and Sale Agreement.  In the event of any conflict or inconsistency between the terms of the Purchase and Sale Agreement and the terms hereof, the terms of the Purchase and Sale Agreement shall govern and control.

5.Notices.  All notices or other communications or deliveries provided for under this Agreement shall be given as provided in the Purchase and Sale Agreement.

6.Miscellaneous Provisions.

(a)Modification.  This Agreement may not be amended, supplemented or otherwise modified except by a written agreement executed by all parties.

(b)Construction.  The headings of sections in this Agreement are provided for convenience only and will not affect its construction or interpretation.

(c)Governing Law.  This Agreement, and all claims or causes of actions (whether at Law, in contract or in tort) that may be based upon, arise out of or related to this Agreement or the negotiation, execution or performance of this Agreement, shall be governed by, and construed in accordance with, the laws of the State of Minnesota without giving effect to its conflicts of laws principles (whether the State of Minnesota or any other jurisdiction that would cause the application of the Laws of any jurisdiction other than the State of Minnesota).

(d)Execution of Agreement.  This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement, binding on all parties notwithstanding that all the parties are not signatories to the same counterpart.  The exchange of copies of this Agreement and of signature pages by electronic mail transmission shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes.  Signatures of the parties transmitted by electronic mail shall be deemed to be their original signatures for all purposes.

(e)Assignment.  This Agreement and all of the provisions hereof shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither this Agreement, nor any of the rights, interests or obligations under this Agreement, may be assigned or delegated, in whole or in part, by operation of Law or otherwise by the Seller or Purchaser without the prior written consent of the other parties.

[Signatures appear on the following page]

 First Amendment to PSA (Gramercy)

NY\7086124.6

IN WITNESS WHEREOF, the parties have executed this Purchased Interest Assignment and Assumption Agreement as of the date first above written.

SELLER:

LTF REAL ESTATE COMPANY, INC.,

a Minnesota corporation

By:

Name:

Title:

PURCHASER:

[________________],

a Delaware limited liability company

By:

Name:

Title:

First Amendment to PSA (Gramercy)

NY\7086124.6

EXHIBIT A

PURCHASED ENTITIES

First Amendment to PSA (Gramercy)

NY\7086124.6